UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2008
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation)	1-14131 (Commission File Number)	23-2472830 (I.R.S. Employer Identification No.)

88 Sidney Street Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)
Registrant’s telephone number, including area code: (617) 494-0171
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-10.1 Alkermes, Inc. 2008 Stock Option and Incentive Plan
EX-10.2 Alkermes, Inc. 2008 Stock Option Award Certificate (Incentive Stock Option)
EX-10.3 Alkermes, Inc. Stock Option Award Certificate (Non-Qualified Option)
EX-10.4 Alkermes, Inc. Stock Option Award Certificate (Non-Employee Director)
EX-10.5 Amendment to Employment Agreement (Richard F. Pops)
EX-10.6 Amendment to Employment Agreement (David A. Broecker)
EX-10.7 Form of Amendment to Employment Agreement

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 15, 2008, the Board of Directors adopted the Alkermes, Inc. 2008 Stock Option and Incentive Plan (the “2008 Plan”), subject to the approval of shareholders. The 2008 Plan was approved by shareholders on October 7, 2008 and replaces the amended and restated 1999 Stock Option Plan, which expires on June 2, 2009 (the “1999 Plan”), our 2002 Restricted Stock Award Plan (the “2002 Plan”) and our 2006 Stock Option Plan for Non-Employee Directors (the “2006 Plan”). We will not grant any further awards under the 1999 Plan, 2002 Plan, and 2006 Plan after the 2008 Plan became effective.
     The maximum number of shares of Common Stock reserved for issuance under the 2008 Plan is equal to the sum of (i) 6,400,000 shares, plus (ii) the number of shares of Common Stock available for grant, as of October 7, 2008 (the date the 2008 Plan is approved by shareholders) under the 1999 Plan, 2002 Plan, and 2006 Plan, plus (iii) the number of shares of Common Stock underlying any grants pursuant to the 1999 Plan, 2002 Plan, and 2006 Plan that are forfeited, cancelled, repurchased or are terminated (other than by exercise) from and after the date the 2008 Plan is approved by shareholders. Alkermes’ expects that this number of shares will be used for equity awards over a period of more than one year. As of the close of our fiscal year, March 31, 2008, there was an aggregate of 3,581,827 shares of our Common Stock available for grant under the 1999 Plan, 2002 Plan, and 2006 Plan. As of October 6, 2008, 2,865,082 shares of Common Stock were available for grant under these plans. For the avoidance of doubt, all shares of Common Stock reserved for issuance under the 2008 Plan are subject to the method outlined in the 2008 Plan to determine the number of shares of our Common Stock available for issuance under the 2008 Plan — specifically, (a) the grant of any full value award (i.e., an award other than a stock option) is deemed as an award of two shares of our Common Stock for each such share of our Common Stock actually subject to the award and shall be treated similarly if returned to reserve status when forfeited or canceled under the 2008 Plan, and (b) the grant of a stock option is deemed as an award for one share of Common Stock for each such share of Common Stock actually subject to the award.
     The purpose of the 2008 Plan is to enable the Company to attract, retain and reward certain officers, employees and directors of, and consultants to, the Company and strengthen the mutuality of interests between such persons and the Company’s shareholders through the issuance of equity and cash awards. The Company firmly believes that such awards are a critical part of the compensation package offered to new, existing and key employees and an important tool in the Company’s ability to attract and retain talented personnel.
     On October 7, 2008, the Board of Directors also approved the forms of grant certificates pursuant to which stock awards will be made pursuant to the 2008 Plan.
     In addition, on October 7, 2008, the Compensation Committee of the Board of Directors, in response to additional interpretive guidance issued by the IRS over the past year regarding Section 409(A) of the Internal Revenue Code, approved minor amendments to the Executive Employment Agreements entered into in December 2007 to clarify when compensation will be received in the case of a termination by the Company without cause or by the Executive with good reason and also in the case of a change in control. These amendments do not alter the number of months of severance to be received by each executive officer as set forth in their respective Executive Employment Agreements of December 2007.
     The final regulations under Section 409(A) of the Internal Revenue Code that were issued in April 2007 and will become fully effective on January 1, 2009 place significant limitations on the flexibility of certain deferred compensation arrangements and penalize the employee receiving compensation when noncompliant deferrals occur. The Executive Employment Agreements that were signed in December 2007 were designed to structure payments so that they would be in compliance with Section 409(A).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Alkermes, Inc. 2008 Stock Option and Incentive Plan
10.2	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Incentive Stock Option)
10.3	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Non-Qualified Option)
10.4	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Non-Employee Director)
10.5	Amendment to Employment Agreement by and between Alkermes, Inc. and Richard F. Pops
10.6	Amendment to Employment Agreement by and between Alkermes, Inc. and David A. Broecker
10.7	Form of Amendment to Employment Agreement by and between Alkermes, Inc. and each of each of Kathryn L. Biberstein, Elliot W. Ehrich, M.D., James M. Frates, Michael J. Landine, Gordon G. Pugh
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: October 7, 2008	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description
10.1	Alkermes, Inc. 2008 Stock Option and Incentive Plan
10.2	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Incentive Stock Option)
10.3	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Non-Qualified Option)
10.4	Alkermes, Inc. 2008 Stock Option and Incentive Plan, Stock Option Award Certificate (Non-Employee Director)
10.5	Amendment to Employment Agreement by and between Alkermes, Inc. and Richard F. Pops
10.6	Amendment to Employment Agreement by and between Alkermes, Inc. and David A. Broecker
10.7	Form of Amendment to Employment Agreement by and between Alkermes, Inc. and each of each of Kathryn L. Biberstein, Elliot W. Ehrich, M.D., James M. Frates, Michael J. Landine, Gordon G. Pugh

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